UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023

PROSPECTOR CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39854	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1250 Prospect Street, Suite 200
La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 396-7700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	PRSRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PRSR	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PRSRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Amendment to Financing and Subscription Agreement

As previously disclosed, on June 12, 2023, Prospector Capital Corp., a Cayman Islands exempted company (“Prospector”), entered into a Business Combination Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the “BCA”), with LeddarTech Inc., a corporation existing under the laws of Canada (“LeddarTech”), and LeddarTech Holdings Inc., a company incorporated under the laws of Canada and a wholly owned subsidiary of LeddarTech (“Newco”), for a proposed business combination (the “Business Combination”). In addition, as previously disclosed, on June 12, 2023, LeddarTech entered into a subscription agreement (the “Subscription Agreement”) with certain investors, including investors who subsequently joined the Subscription Agreement (the “Investors”), pursuant to which the Investors agreed to purchase convertible notes of LeddarTech (upon execution of the BCA) and Newco (upon closing of the BCA) in an aggregate principal amount of approximately $44 million (the “Financing”).

The Financing was structured to be issued in two tranches: (i) a first tranche of convertible notes (the “Tranche A Notes”) in the aggregate principal amount of approximately $22 million to be issued in connection with the execution of the BCA; and (ii) a second tranche of convertible notes (the “Tranche B Notes”) in the aggregate principal amount of approximately $22 million to be issued upon completion of the Business Combination. The Investors of the Tranche A Notes received and exercised warrants to purchase 605,005 Class D-1 Preferred Shares of LeddarTech (the “Class D-1 Preferred Shares”) (2.75 Class D-1 Preferred Shares per $100 principal amount of Tranche A Notes Purchased).

On October 30, 2023, LeddarTech and certain of the Investors in the Tranche B Notes (the “Tranche B-1 Investors”) entered into an amendment to the Subscription Agreement (the “Amendment”).

Pursuant to the Amendment, the Tranche B-1 Investors agreed to accelerate the timing of funding of the purchase of approximately $4.1 million of the Tranche B Notes (the “Tranche B-1 Notes”) to October 31, 2023, with the remaining $17.9 million of the Tranche B Notes (the “Tranche B-2 Notes”) to be issued upon completion of the Business Combination. The Tranche B-1 Investors received and exercised warrants to purchase approximately 24,000 Class D-1 Preferred Shares (0.6 Class D-1 Preferred Shares per $100 principal amount of Tranche B-1 Notes). No issuance of warrants in respect of the Tranche B Notes was initially contemplated by the Subscription Agreement prior to the Amendment and no warrants will be issued in connection with the issuance of the Tranche B-2 Notes.

Additionally, in connection with the amended Financing terms, LeddarTech entered into an amending agreement (the “Desjardins Amendment”) with respect to its existing credit facility (the “Credit Facility”) with Desjardins Capital Management Inc. (“Desjardins”). The Credit Facility required LeddarTech to maintain a minimum cash balance of (i) CAD$2.5 million through the completion of the Business Combination, (ii) CAD$10.0 million from the completion of the Business Combination through October 31, 2024, (iii) CAD$7.5 million from November 1, 2024 through December 31, 2024, (iv) CAD$5.0 million from January 1, 2025 through September 30, 2025, and (v) CAD$3.5 million at all times thereafter. Under the Credit Facility, as amended by the Desjardins Amendment, LeddarTech is now required to maintain a minimum cash balance of (i) CAD$1.5 million through the completion of the Business Combination, and (ii) CAD$5.0 million thereafter. The Desjardins Amendment also lowered the applicable interest rate under the Credit Facility from Canadian prime rate + 9.0% to Canadian prime rate + 4.0%, and reduced certain pre-payment obligations with respect to the Financing and the Business Combination. The Desjardins Amendment also provides that LeddarTech will issue to Desjardins warrants that ultimately will entitle Desjardins to purchase 250,000 common shares of Newco (upon closing of the Business Combination).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. All capitalized terms not defined herein shall have the respective meanings given to them in the Subscription Agreement.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Prospector, LeddarTech and Newco will prepare, and Newco (as predecessor to the Surviving Company) will file with the SEC, the Registration Statement. Prospector, LeddarTech and Newco will prepare and file the Registration Statement with the SEC and Prospector will mail the Registration Statement to its shareholders and file other documents regarding the Business Combination with the SEC. This Form 8-K is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Prospector or Newco may file with the SEC in connection with the Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT, AND OTHER DOCUMENTS FILED BY PROSPECTOR OR NEWCO WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Registration Statement and other documents filed with the SEC by Prospector or Newco through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of Prospector or Newco, a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Participants in the Solicitation

Prospector, LeddarTech and Newco, and certain of their respective directors, executive officers and employees, may be deemed to be participants in the solicitation of proxies in connection with the Business Combination. Information about the directors and executive officers of Prospector can be found in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials when they are filed with the SEC. These documents can be obtained free of charge from the source indicated above.

Caution Concerning Forward-Looking Statements

Certain statements contained in this Form 8-K may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities and Exchange Act of 1934, as amended, including statements regarding the Business Combination involving Prospector, LeddarTech and Newco, and the ability to consummate the Business Combination. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely”, “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the Closing of the Business Combination are not satisfied, including the failure to timely or at all obtain shareholder approval for the Business Combination or the failure to timely or at all obtain any required regulatory clearances, including under the HSR Act or of the Superior Court of Québec; (ii) uncertainties as to the timing of the consummation of the Business Combination and the ability of each of Prospector, LeddarTech and Newco to consummate the Business Combination; (iii) the possibility that other anticipated benefits of the Business Combination will not be realized, and the anticipated tax treatment of the Business Combination; (iv) the occurrence of any event that could give rise to termination of the Business Combination; (v) the risk that shareholder litigation in connection with the Business Combination or other settlements or investigations may affect the timing or occurrence of the Business Combination or result in significant costs of defense, indemnification and liability; (vi) changes in general economic and/or industry specific conditions; (vii) possible disruptions from the Business Combination that could harm LeddarTech’s business; (viii) the ability of LeddarTech to retain, attract and hire key personnel; (ix) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the Business Combination; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Business Combination that could affect LeddarTech’s financial performance; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and any epidemic, pandemic or disease outbreak (including COVID-19), as well as management’s response to any of the aforementioned factors; and (xiii) other risk factors as detailed from time to time in Prospector’s reports filed with the SEC, including Prospector’s Annual Report on Form 10-K, periodic Quarterly Reports on Form 10-Q, periodic Current Reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exhaustive. Neither Prospector nor LeddarTech can give any assurance that the conditions to the Business Combination will be satisfied. Except as required by applicable law, neither Prospector nor LeddarTech undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits

10.1†	Amendment No. 1, dated October 30, 2023, to the Subscription Agreement, dated as of June 12, 2023, by and among LeddarTech Inc. and each investor thereto.
104	Cover Page Interactive Data File-Embedded within the inline XBRL document

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2023	PROSPECTOR CAPITAL CORP.

	By:	/s/ Derek Aberle
	Name:	Derek Aberle
	Title:	Chief Executive Officer

4